Exhibit 99.1
For further information,
Contact: Rebecca Lentz
(651) 355-4579
rebecca.lentz@chsinc.com

CHS Inc. Owners Elect Seven Board Members During Annual Meeting
Officers of board also elected by board peers following Annual Meeting

ST. PAUL, MINN. (Dec. 8, 2020) – CHS Inc. owners elected seven board members to three-year terms during the cooperative’s 2020 Annual Meeting held virtually Dec. 3 in Inver Grove Heights. CHS Inc. is the nation’s largest cooperative and a leading global agribusiness company owned by farmers, ranchers and cooperatives across the United States.

Newly elected to a three-year term is:
•Cortney Wagner, a Hardin, Montana resident, who succeeds Edward Malesich. Mr. Malesich retired from the Board of Directors on Dec. 3, 2020. Wagner was elected in Region 2, which represents CHS owners in Montana and Wyoming. Wagner is a first-generation cattle and hay producer. Her family has experience in farming and cooperative management dating back to 1939. She attended the University of North Dakota with a focus on finance and psychology. She has also served as a Trust Associate at 1st National Bank and Trust Company. She has been appointed to the Board’s Governance Committee and the CHS Foundation Board of Trustees.

Reelected to three-year terms are:
•C.J. Blew, who operates a farm and ranch business in a family partnership in South Central Kansas, representing Region 8.
•Scott Cordes, who operates a corn and soybean farm near Wanamingo, Minnesota, representing Region 1.
•Jon Erickson, who raises grains and oilseeds and operates a commercial Hereford-Angus cow-calf business near Minot, North Dakota, representing Region 3.
•Tracy Jones, who raises corn, soybeans and wheat and feeds cattle near Kirkland, Illinois, representing Region 5
•Perry Meyer, who raises corn, soybean and hogs near New Ulm, Minnesota, representing Region 1.
•Dan Schurr, who raises corn and soybeans near LeClaire, Iowa, and operates a commercial trucking business, representing Region 7.

Following the Annual Meeting, the board held its annual re-organization meeting. Each of the following board members was elected to one-year officer terms:
•Dan Schurr, chair.
•C.J. Blew, first vice chair.
•Jon Erickson, second vice chair.
•Russ Kehl, secretary-treasurer.
•Steve Riegel, assistant secretary-treasurer.

CHS Inc. (www.chsinc.com) is a leading global agribusiness owned by farmers, ranchers and cooperatives across the United States. Diversified in energy, agronomy, grains and foods, CHS is committed to creating connections to empower agriculture, helping its farmer-owners, customers and other stakeholders grow their businesses through its domestic and global operations. CHS supplies energy, crop nutrients, seed, crop protection products, grain marketing services, production and agricultural services, animal nutrition products, foods and food ingredients, and risk management services. The company operates petroleum refineries and pipelines and manufactures, markets and distributes Cenex® brand refined fuels, lubricants, propane and renewable energy products.

This document and other CHS Inc. publicly available documents contain, and CHS officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any of these forward-looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward-looking statements are discussed or identified in CHS public filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10-K for the fiscal year ended August 31, 2020. Any forward-looking statements made by CHS in this document are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by applicable law.